JUBAK GLOBAL EQUITY FUND (JUBAX)
A series of the Investment Managers Series Trust

SUPPLEMENT DATED JUNE 24, 2011
To the Prospectus Dated June 30, 2010 as Amended on October 6, 2010
And
To the Summary Prospectus Dated December 8, 2010

Effective July 1, 2011, the following replaces the section titled “Fees and Expenses” on page 1 of the Prospectus and the Summary Prospectus:

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.20%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses1	0.62%
Total annual fund operating expenses	2.07%
Expense waiver and reimbursements2	(0.42%)
Net operating expenses2	1.65%

1	“Other Expenses” have been estimated for the current fiscal year.
2
Effective July 1, 2011, the Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% of average daily net assets of the Fund.  This agreement is in effect until September 30, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$168	$608

Please file this Supplement with your records.